UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2023

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212

(Address of principal executive offices)  (Zip code)

(414) 964-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	KOSS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Koss Corporation filed a Current Report on Form 8-K on October 23, 2023 (the “Original 8-K”). This Amendment to the Original 8-K is filed solely to correct submission errors that inadvertently resulted in the Original 8-K appearing on EDGAR only under Item 9.01 of Form 8-K instead of each of the items listed below. The text and exhibits of the Original 8-K are unchanged and appear below and attached hereto.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Koss Corporation 2023 Equity Incentive Plan

On October 18, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Koss Corporation (the “Company”), the shareholders of the Company approved the Koss Corporation 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”). The 2023 Equity Incentive Plan makes available for issuance as awards thereunder 2,000,000 shares of Common Stock of the Company plus the number of shares of Common Stock underlying any award granted under the Koss Corporation 2012 Omnibus Incentive Plan (the “Prior Plan”), which was terminated concurrently with the approval of the 2023 Equity Incentive Plan, that expires, terminates or is canceled or forfeited under the terms of the Prior Plan. The full text of the 2023 Equity Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07      Submission of Matters to a Vote of Security Holders.

On October 18, 2023, the Company held its Annual Meeting. It was a completely virtual meeting.

At the Annual Meeting, the Company’s stockholders elected Thomas L. Doerr, Michael J. Koss, Steven A. Leveen, William J. Sweasy, and Lenore E. Lillie to serve as directors for one-year terms.  The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on August 25, 2023 (the “Proxy Statement”). In addition, the Company’s stockholders ratified the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024. The Company’s stockholders also approved the 2023 Equity Incentive Plan.

The following tables show the voting results of the Annual Meeting:

1.            Election of directors.

Director	Votes For	Votes Withheld	Broker Non-Votes
Thomas L. Doerr	4,821,992	149,940	1,335,877
Michael J. Koss	4,924,928	47,004	1,335,877
Steven A. Leveen	4,856,744	115,188	1,335,877
William J. Sweasy	4,859,961	111,971	1,335,877
Lenore E. Lillie	4,917,185	54,747	1,335,877

2.            Proposal to approve on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
4,915,864	44,932	11,136	1,335,877

3.            Proposal to ratify the appointment of Wipfli LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2024.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
6,271,743	29,898	6,168

4.            Proposal to approve the 2023 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
4,644,023	320,680	7,229	1,335,877

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

NumberDescription

10.1Koss Corporation 2023 Equity Incentive Plan filed herewith.

104Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	October 26, 2023	KOSS CORPORATION

		By:	/s/ Michael J. Koss
Michael J. Koss
Chief Executive Officer and President